                                                                   Exhibit 10.33

                                    GUARANTEE

                  Each of the undersigned (the "Guarantors") hereby jointly and severally unconditionally guarantees, to the extent set forth in the Indenture dated as of July 27, 1998 by and among Radio Unica Corp., as Issuer, the guarantors named therein, and Wilmington Trust Company, as Trustee (as amended, restated or supplemented from time to time, the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of Accreted Value or principal of, and premium, if any, and interest on the Notes, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue Accreted Value of or principal of, and premium and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Issuer to the Noteholders or the Trustee, all in accordance with the terms set forth in
Article 10 of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                  No equity holder, officer, director or incorporator, as such, past, present or future, of any Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

                  The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized Signatories.

                  The obligations of the Guarantors to the Noteholders and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article 10 of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Guarantee. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

                  IN WITNESS WHEREOF, each of the Guarantors has caused this Guarantee to be signed by a duly authorized officer.

                                      BLAYA, INC.

                                      By: /s/ Steven E. Dawson
                                          --------------------------------------
                                      Name:   Steven E. Dawson
                                      Title:  Chief Financial Officer

                                      RADIO UNICA OF HOUSTON LICENSE
                                      CORP.

                                      By: /s/ Steven E. Dawson
                                          --------------------------------------
                                      Name:   Steven E. Dawson
                                      Title:  Chief Financial Officer


                                        2